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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 19, 1998

                             i2 TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

           DELAWARE                         0-28030                       75-2294945
 (State or other jurisdiction             (Commission                    (IRS Employer
       of incorporation)                 File Number)                 Identification No.)

        909 E. LAS COLINAS BLVD., 16TH FLOOR,                75039
                    IRVING, TEXAS                          (Zip Code)
          (Address of principal executive
                      offices)

        Company's telephone number, including area code: (214) 860-6000

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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     In April 1998, i2 Technologies, Inc. (the "Registrant") acquired InterTrans Logistics Solutions Limited ("ITLS") of Markham, Ontario.

     The Registrant is currently undertaking to file a Form S-3 registration statement under the Securities Act of 1933 to register the shares issued in connection with the acquisition. Additional information regarding the acquisition is presented in the Registrant's previously filed Current Reports on Form 8-K, dated March 24, 1998 and May 5, 1998.

     The acquisition was accounted for as a pooling of interests. In accordance with Securities and Exchange Commission requirements, the Registrant is providing supplemental selected financial data, supplemental management's discussion and analysis of financial condition and results of operations and supplemental consolidated financial statements which give retroactive effect to the acquisition and include the combined operations of the Registrant and ITLS for all periods presented. The supplemental consolidated financial statements will become the historical financial statements of the Registrant after financial statements that include the date of consummation of the acquisition are issued.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          23.1           Consent of Ernst & Young LLP.
          27.1           Restated Financial Data Schedule for the Year Ended December
                         31, 1997.
          27.2           Restated Financial Data Schedule for the Nine Months Ended
                         September 30, 1997.
          27.3           Restated Financial Data Schedule for the Six Months Ended
                         June 30, 1997.
          27.4           Restated Financial Data Schedule for the Three Months Ended
                         March 31, 1997.
          27.5           Restated Financial Data Schedule for the Year Ended December
                         31, 1996.
          27.6           Restated Financial Data Schedule for the Nine Months Ended
                         September 30, 1996.
          27.7           Restated Financial Data Schedule for the Six Months Ended
                         June 30, 1996.
          27.8           Restated Financial Data Schedule for the Three Months Ended
                         March 31, 1996.
          27.9           Restated Financial Data Schedule for the Year Ended December
                         31, 1995.
          99.1           Supplemental Selected Financial Data of the Registrant as of
                         and for the Years ended December 31, 1993, 1994, 1995, 1996 and 1997.
          99.2           Supplemental Management's Discussion and Analysis of
                         Financial Condition and Results of Operations of the
                         Registrant for the Years ended December 31, 1995, 1996 and
                         1997.
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
        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          99.3           The following Supplemental Consolidated Financial Statements of the Registrant:

                                                                                        PAGE
                                                                                        ----
                        1. Report of Independent Auditors...........................    F-1
                        2. Supplemental Consolidated Balance Sheets as of December
                           31, 1996 and 1997........................................    F-2
                        3. Supplemental Consolidated Statements of Income for the
                           Years Ended December 31, 1995, 1996 and 1997.............    F-3
                        4. Supplemental Consolidated Statements of Stockholders'
                           Equity for the Years Ended December 31, 1995, 1996 and
                           1997.....................................................    F-4
                        5. Supplemental Consolidated Statements of Cash Flows for
                           the Years Ended December 31, 1995, 1996 and 1997.........    F-5
                        6. Notes to Supplemental Consolidated Financial
                           Statements...............................................    F-6

          99.4          Supplemental Consolidated Financial Statement Schedules:

                        Schedule II -- Valuation and Qualifying Accounts

                        Schedules other than the one listed above are omitted as the required information is inapplicable or the information is presented in the supplemental consolidated financial statements or related notes.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            i2 TECHNOLOGIES, INC.

                                            By:      /s/ DAVID F. CARY
                                              ----------------------------------
                                                        David F. Cary,
                                                      Vice President and
                                                   Chief Financial Officer

Dated: June 19, 1998

                                        4

                                 EXHIBIT INDEX

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          23.1           Consent of Ernst & Young LLP.
          27.1           Restated Financial Data Schedule for the Year Ended December
                         31, 1997.
          27.2           Restated Financial Data Schedule for the Nine Months Ended
                         September 30, 1997.
          27.3           Restated Financial Data Schedule for the Six Months Ended
                         June 30, 1997.
          27.4           Restated Financial Data Schedule for the Three Months Ended
                         March 31, 1997.
          27.5           Restated Financial Data Schedule for the Year Ended December
                         31, 1996.
          27.6           Restated Financial Data Schedule for the Nine Months Ended
                         September 30, 1996.
          27.7           Restated Financial Data Schedule for the Six Months Ended
                         June 30, 1996.
          27.8           Restated Financial Data Schedule for the Three Months Ended
                         March 31, 1996.
          27.9           Restated Financial Data Schedule for the Year Ended December
                         31, 1995.
          99.1           Supplemental Selected Financial Data of the Registrant as of
                         and for the Years ended December 31, 1993, 1994, 1995, 1996 and 1997.
          99.2           Supplemental Management's Discussion and Analysis of
                         Financial Condition and Results of Operations of the
                         Registrant for the Years ended December 31, 1995, 1996 and
                         1997.
          99.3           The following Supplemental Consolidated Financial Statements of the Registrant:

                                                                                        PAGE
                                                                                        ----
                        1. Report of Independent Auditors...........................    F-1
                        2. Supplemental Consolidated Balance Sheets as of December
                           31, 1996 and 1997........................................    F-2
                        3. Supplemental Consolidated Statements of Income for the
                           Years Ended December 31, 1995, 1996 and 1997.............    F-3
                        4. Supplemental Consolidated Statements of Stockholders'
                           Equity for the Years Ended December 31, 1995, 1996 and
                           1997.....................................................    F-4
                        5. Supplemental Consolidated Statements of Cash Flows for
                           the Years Ended December 31, 1995, 1996 and 1997.........    F-5
                        6. Notes to Supplemental Consolidated Financial
                           Statements...............................................    F-6
          99.4           Supplemental Consolidated Financial Statement Schedules:

                  Schedule II -- Valuation and Qualifying Accounts

                  Schedules other than the one listed above are omitted as the required information is inapplicable or the information is presented in the supplemental consolidated financial statements or related notes.